EXHIBIT 2

POWERS OF ATTORNEY

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

EcoR1 Panacea Holdings, LLC

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – EcoR1 Panacea Holdings, LLC]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

EcoR1 Capital Fund, L.P.

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – EcoR1 Capital Fund, L.P.]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

EcoR1 Capital Fund Qualified, L.P.

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – EcoR1 Capital Fund Qualified, L.P.]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

EcoR1 Venture Opportunity Fund, L.P.

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – EcoR1 Venture Opportunity Fund, L.P.]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

EcoR1 Capital, LLC

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – EcoR1 Capital, LLC]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

Biotech Opportunity GP, LLC

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – Biotech Opportunity GP, LLC]

POWER OF ATTORNEY

For Executing Schedules 13D and 13G

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Scott Perlen and Sarah Marriott, or any of them, each acting alone, his or her true and lawful attorney-in-fact to:

(1)

execute for and on behalf of the undersigned a Schedule 13D or 13G, or any amendment thereto, relating to the securities of Crescent Acquisition Corp, in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)

do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute such Schedule 13D or 13G, or any amendment thereto, and the timely filing of such form with the United States Securities and Exchange Commission and any other authority; and

(3)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Securities Exchange Act of 1934. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Schedule 13D or 13G with respect to the undersigned’s holdings of and transactions in securities issued by Crescent Acquisition Corp unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 2021.

Oleg Nodelman

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman

[Signature Page to 13D and 13G Power of Attorney – Oleg Nodelman]